AMENDMENT DATED APRIL ___, 2005
                                       TO
                          FUND PARTICIPATION AGREEMENTS
                              DATED APRIL 20, 2001
                                AND JUNE 2, 2003

        WHEREAS, GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY ("GWL&A"), FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY ("FGWL&A"), DELAWARE VIP TRUST (the "Fund"), DELAWARE MANAGEMENT COMPANY (the "Adviser"), DELAWARE DISTRIBUTORS, LP (the "Distributor") and CHARLES SCHWAB & CO., INC. ("Schwab"), collectively, the Parties, entered into those Fund Participation Agreement dated April 20, 2001 and June 2, 2003, as amended (collectively, the "Agreements"), and;

        WHEREAS the Parties to the Agreements desire to add Delaware VIP Growth Opportunities Series, a series of Delaware VIP Trust, to the Portfolios listed on Schedule B of the Agreements, and;

        WHEREAS the Advisor is the registered investment advisor for the Delaware VIP Growth Opportunities Series, as that term is defined under the Investment Advisors Act of 1940, as amended, and;

        WHEREAS, the Distributor is duly registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and;

        WHEREAS the Distributor is the distributor for Delaware VIP Trust.

        NOW, THEREFORE, in consideration of the promises and mutual covenants contained in the Agreements and herein, the parties to the Agreements hereby AMEND the Agreements by:

 Adding the Delaware VIP Growth Opportunities Series to Schedule B of the Agreements.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the Parties have executed this Amendment as of the ___ day of April, 2005.

   GREAT- WEST LIFE & ANNUITY INSURANCE COMPANY


   -------------------------------                --------------------
   Signature                                       Date


   -------------------------------                 --------------------
   Printed name                                           Title


   FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY



   -------------------------------                --------------------
   Signature                                       Date


   -------------------------------                --------------------
   Printed name                                           Title
   DELAWARE VIP TRUST


   -------------------------------                --------------------
   Signature                                       Date


   -------------------------------                 --------------------
   Printed name                                           Title

   DELAWARE MANAGEMENT COMPANY



   -------------------------------                --------------------
   Signature                                       Date


   -------------------------------                 --------------------
   Printed name                                           Title

   DELAWARE DISTRIBUTORS, LP



   -------------------------------                --------------------
   Signature                                       Date


   -------------------------------                --------------------
   Printed name                                           Title


   CHARLES SCHWAB & CO., INC.



   -------------------------------                --------------------
   Signature                                       Date


   -------------------------------                --------------------
   Printed name                                           Title